United States
Securities and Exchange Commission
Washington, D. C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.__)

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SYNALLOY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYNALLOY CORPORATION
4510 COX ROAD, SUITE 201
RICHMOND, VA 23060
Supplement No. 1 to
PROXY STATEMENT
Dated April 14, 2020
This Supplement No. 1 to the Proxy Statement of Synalloy Corporation (the “Company”), filed on Schedule 14A with the Securities and Exchange Commission on April 14, 2020 (the “Proxy Statement”) in connection with the Company’s 2020 Annual Meeting of Shareholders, is being filed for the purpose of reporting the number of the Company’s common stock, par value $1.00 per share (the “Common Stock”), outstanding as of the close of business on May 19, 2020 (the “Record Date”) and updating certain information in the tables under the headings “Security Ownership of Certain Beneficial Owners and Management” and “Beneficial Owners of More Than Five Percent (5%) of the Company’s Common Stock”.
As of the close of business on the Record Date, there were 9,058,040 shares of Common Stock issued and outstanding, which are entitled to be voted at the Annual Meeting. As a result, the updated beneficial ownership information for all Common Stock in the table under the heading “Security Ownership of Certain Beneficial Owners and Management” as of the Record Date, are as follows:

Name of Beneficial Owner	Common Stock Beneficially Owned		Percent of Total
Craig C. Bram	323,049	(1)	3.57%
Murray H. Wright	137,008	(2)	1.51%
Dennis M. Loughran	66,428		*
Henry L. Guy	50,251	(3)	*
J. Greg Gibson	40,635	(4)	*
James W. Terry, Jr.	35,113	(5)	*
Susan S. Gayner	30,630		*
Anthony A. Callander	20,520		*
Amy J. Michtich	20,058		*
Jeffrey Kaczka	20,081	(6)	*
All Directors, Nominees, and Executive Officers as a group (14 persons)	780,027	(7)	8.61%
* Less than 1%
(1) Includes indirect ownership of 17,818 shares held in an IRA; 32,763 shares held by his spouse; 3,145 shares allocated under the Company's 401(k)/ESOP Plan; and 2,030 shares which are subject to currently exercisable options.
(2) Includes indirect ownership of 40,000 shares held in an IRA; 5,810 shares held by his spouse; and 89,583 shares held in a revocable trust.
(3) Includes 552 shares held in custodial accounts for minor children; and 7,000 shares held in a revocable trust.
(4) Includes indirect ownership of 1,896 shares held in an IRA; 7,076 shares held under the Company's 401(k)/ESOP; and 17,490 shares which are subject to currently exercisable options.
(5) Includes 20,000 shares held in an IRA; and 1,150 shares held in a revocable trust.
(6) Includes 15,174 shares held in an IRA.
(7) Includes 12,071 shares allocated under the Company's 401(k)/ESOP Plan; and 8,326 shares which are subject to currently exercisable options. The beneficial owners have a right to acquire such shares within 60 days of March 19, 2020.

The updated beneficial ownership information of all Common Stock in the table under the heading “Beneficial Owners of More Than Five Percent (5%) of the Company’s Common Stock” as of the Record Date, are as follows:

Name of Beneficial Owner	Common Stock Beneficially Owned		Percent of Total
Privet Fund LP 79 West Paces Ferry Road, Suite 200B Atlanta, GA 30305	1,535,507	(1)	16.95%
Royce & Associates, LP 745 Fifth Avenue New York, NY 10151	996,953	(2)	11.01%
UPG Enterprises LLC 1400 16th Street, #250 Oak Brook, IL 60523	723,401	(3)	7.99%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	577,731	(4)	6.38%
Dimensional Fund Advisors, LP Building One 6300 Bee Cave Road Austin, TX 78746	487,761	(5)	5.39%
(1) Based on Schedule 13D/A filed with the SEC on March 18, 2020, Privet Fund LP has shared voting power and shared dispositive power with respect to 1,535,507 shares referenced above.
(2) Based on Schedule 13G/A filed with the SEC on May 12, 2020, Royce & Associates, LP, an investment advisor registered with the SEC under the Investment Advisors Act of 1940, has sole voting power and sole dispositive power with respect to 996,953 of the shares reference above.
(3) Based on Schedule 13D/A filed with the SEC on March 18, 2020, UPG Enterprises LLC has sole voting power and sole dispositive power with respect to 723,401 of the shares referenced above.
(4) Based on Schedule 13G/A filed with the SEC on May 1, 2020, BlackRock, Inc., and investment advisor registered with the SEC under the Investment Advisors Act of 1940, has sole voting power with respect to 567,016 of the shares referenced above and sole dispositive power with respect to 577,731 of the shares referenced above.
(5) Based on Schedule 13G/A filed with the SEC on May 14, 2020, Dimensional Fund Advisors, LP, an investment advisor registered with the SEC under the Investment Advisors Act of 1940, has sole voting power with respect to 472,700 of the shares referenced above and sole dispositive power with respect to 487,761 of the shares referenced above.

Except as specifically revised by the information contained herein, this Supplement No. 1 does not modify, amend or otherwise affect any of the other information set forth in the Proxy Statement. This Supplement No. 1 should be read together with the Proxy Statement, and, from and after the date of this Supplement No. 1, any reference to the “Proxy Statement” shall be deemed to include the Proxy Statement as supplemented hereby.

On June 4, 2020, the Company issued a press release, a copy of which is provided below.

Synalloy Issues Investor Presentation Highlighting Plan to Create Value for All Shareholders

Presentation Highlights Synalloy’s Outperformance in Both Peak and Trough Periods of the Business Cycle
Highlights Privet/UPG’s Disingenuous Campaign to Gain Control of Synalloy’s Board and Business Without Paying Shareholders a Premium
Addresses the Lack of Substance in Privet/UPG’s Stated Operating Plan and Expresses Concerns About Integration with UPG
Explains That Cumulative Voting Essentially Guarantees Privet/UPG Significant Board
Representation and Cautions Shareholders that Voting on Privet/UPG’s Proxy Card Can Have Unintended Consequences Because of Cumulative Voting
RICHMOND, Va.--(BUSINESS WIRE)--Synalloy Corporation (Nasdaq: SYNL) (“Synalloy” or the “Company”) today announced that it has filed a detailed investor presentation titled “Building Long-Term Value for Shareholders,” highlighting Synalloy’s plan to create value for shareholders, excellent, long-term performance in its sectors, and cautioning shareholders about Privet/UPG’s efforts to gain control of Synalloy’s Board and business, without paying a control premium, based on a series of “Business School” strategies that lack depth or evidence that the dissident nominees can deliver on their promises.
Synalloy encourages shareholders to read the investor presentation, as well as its proxy materials and shareholder letters, and learn how to vote the BLUE proxy card for Synalloy’s experienced directors. These communications can be found on the Company’s Investor Relations website, here: https://synalloy.com/wp-content/uploads/2020/06/Synalloy-Investor-Deck-FINAL.pdf.
Highlights from the presentation include:
Synalloy is a top-performing metals and specialty chemicals business

•	Synalloy outperformed peers through the business cycle peak at YE 2018

•	2019’s infrastructure spending recession led to a decline in volumes and prices, which hurt Synalloy’s primary business, Bristol Metals

•	Synalloy has reacted aggressively, cutting costs and debt, and has grown market share in 2020

•	Synalloy is a cyclical business that must be evaluated from peak-to-peak and trough-to-trough, not year-to-year

•	From the time Mr. Bram became CEO of Synalloy through May 31, 2020, Synalloy’s stock outperformed the median TSR of the peer group selected by ISS

Synalloy has the right plan and team to create value for shareholders

•	Strategic plan focuses on profitable growth, cost management, safe operations and balance sheet management

•	Synalloy has a history of successfully acquiring, integrating and operating complex, cyclical manufacturing businesses

•	Executive team and Board are experienced and qualified, with years of transparent, excellent business performance; CEO has been active buyer of Synalloy stock in the open market

•	The Company is committed to running a full strategic alternatives process as soon as feasible (post COVID-19 crisis)

Privet and UPG are running a disingenuous campaign to gain control of the Board and business of Synalloy

•	Privet praised Synalloy and its management, and coveted Synalloy’s assets and operations, for years

•	Privet was stymied in its acquisition efforts by its own failure to secure financing

•
Now, Privet and UPG have manufactured disingenuous, false and misleading complaints to gain control of the Board and business of Synalloy without paying shareholders a premium or having to finance an acquisition

•	Privet and UPG never approached Synalloy with any complaint or demand before nominating a control slate

•
Synalloy made multiple efforts to find a collaborative solution to avoid the cost and distraction of Privet/UPG’s proxy contest. Privet/UPG have rejected our offers, refusing to have meaningful settlement talks unless we first agreed to substantial management and board overhaul criteria.

UPG’s interest appears to be in integrating its opaque business with Synalloy, presumably to benefit UPG

•
If successful in this campaign, the dissidents intend to name UPG’s co-founder and manager as interim CEO of Synalloy and then “integrate” UPG and Synalloy’s supply chain, marketing, back office and technology operations

•	The dissidents have not demonstrated the benefits to be gained for Synalloy with such an integration

•	UPG’s conflict of interest and desire to cost share/shift with Synalloy may make Synalloy unattractive to an acquiror, precluding a value maximizing deal for Synalloy shareholders

Privet and UPG’s stated operating plan is a hollow platform and there is no evidence that the dissident nominees can execute on it

•	The dissident’s “plan” does not reflect an understanding or appreciation for Synalloy’s complex operations, markets or value drivers

•	No one on the dissident’s slate appears to have operated or overseen a similar business

•	The dissident nominees have significant conflicts of interest, some of which have not been disclosed by the dissidents

Because of cumulative voting, the dissidents are assured of significant Board representation even without any unaffiliated shareholder support

•	Cumulative voting is extremely rare in election contests and should be a critical consideration for shareholders who wish to avoid unintended consequences

•	The dissidents could elect three directors (depending on the turnout at the annual meeting), even without any other shareholder support

•	With even modest support from shareholders, the dissidents could obtain control of Synalloy despite Synalloy’s long record of successful operations and TSR outperformance

Synalloy’s Board urges shareholders to return the BLUE proxy card to support Synalloy’s comprehensive slate of experienced directors, who are committed to enhancing value for ALL shareholders.
Synalloy’s Board urges shareholders to support the Company by voting on the BLUE proxy card today.
The Choice is Clear - Please Sign, Date and Promptly Return the BLUE Proxy Card
The Board urges you to carefully consider the information contained in the Company’s proxy materials in connection with the 2020 Annual Meeting of Shareholders and cast your vote on the BLUE proxy card.

•	DO NOT return the white proxy card sent to you by the Dissident Group

•	DO NOT vote by responding to the email solicitations sent to you by the Dissident Group

Should you have any questions, please contact the Company’s proxy solicitor Morrow Sodali LLC:

About Synalloy Corporation
Synalloy Corporation (Nasdaq: SYNL) is a growth oriented company that engages in a number of diverse business activities including the production of stainless steel pipe and tube, galvanized pipe and tube, fiberglass and steel storage tanks, specialty chemicals and the master distribution of seamless carbon pipe and tubing. For more information about Synalloy Corporation, please visit our website at www.synalloy.com.

Forward-Looking Statements
This press release may include “forward-looking statements” within the meaning of the federal securities laws. All statements that are not historical facts are “forward-looking statements.” The words “estimate,” “project,” “intend,” “expect,” “believe,” “should,” “anticipate,” “hope,” “optimistic,” “plan,” “outlook,” “should,” “could,” “may” and similar expressions identify forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties, including without limitation those identified below, which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. The following factors could cause actual results to differ materially from historical results or those anticipated: adverse economic conditions; the impact of competitive products and pricing; product demand and acceptance risks; raw material and other increased costs; raw materials availability; employee relations; ability to maintain workforce by hiring trained employees; labor efficiencies; customer delays or difficulties in the production of products; new fracking regulations; a prolonged decrease in nickel and oil prices; unforeseen delays in completing the integrations of acquisitions; risks associated with mergers, acquisitions, dispositions and other expansion activities; financial stability of our customers; environmental issues; negative or unexpected results from tax law changes, unavailability of debt financing on acceptable terms and exposure to increased market interest rate risk; inability to comply with covenants and ratios required by our debt financing arrangements; ability to weather an economic downturn; loss of consumer or investor confidence, risks relating to the impact and spread of COVID-19 and other risks detailed from time-to-time in the Company’s Securities and Exchange Commission (“SEC”) filings. The Company assumes no obligation to update the information included in this release.
Important Other Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2020 Annual Meeting of Shareholders. The Company has filed a definitive proxy statement and BLUE proxy card with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2020 Annual Meeting of Shareholders. Shareholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Company’s website at www.synalloy.com.
Contacts
Media
Phil Denning, ICR
(646) 277-1258
Phil.Denning@icrinc.com